EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kodiak Oil & Gas Corp. (the “Company”) for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof, I, Lynn A. Peterson, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:	May 10, 2007
By:	/s/ Lynn A. Peterson
______________________________________
Lynn A Peterson
Chief Executive Officer and
Principal Financial Officer